American Beacon Frontier Markets Income Fund

Supplement dated November 4, 2022 to the Summary Prospectus dated June 1, 2022

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

On November 2, 2022, the Board of Trustees of the American Beacon Funds approved a change to the name of the American Beacon Frontier Markets Income Fund (the “Fund”) and to the Fund’s non-fundamental policy with respect to the investment of at least 80% of its net assets (plus the amount of any borrowings for investment purposes). Therefore, effective on or about January 4, 2023, the following changes are made to the Fund’s Summary Prospectus as applicable.

A.	The name of the Fund is changed to “American Beacon Developing World Income Fund” and all references to “American Beacon Frontier Markets Income Fund” are deleted and replaced with references to “American Beacon Developing World Income Fund.”

B.	On page 2 of the Summary Prospectus, under the heading “Fund Summary - American Beacon Frontier Markets Income Fund - Principal Investment Strategies,” the section is deleted and replaced with the following:

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in investments that are economically tied to developing countries. Developing countries include all countries in the world except the countries that are classified by MSCI Inc. as “developed markets.” Developing countries typically have lower incomes, less integrated financial markets, smaller economies, and less mature political systems compared to developed countries. Developing countries are commonly located in Africa, the Asia-Pacific region, Central or Eastern Europe, the Middle East, Central America or the Caribbean, and South America.

The Fund’s investments in developing countries will generally include countries that are commonly referred to as “frontier market” countries, which are among the least developed countries. To a lesser extent, the Fund’s investments in developing countries may include countries that are commonly referred to as “emerging market” countries, which are relatively more developed than frontier market countries. Countries considered to be developing change from time to time, and the Fund’s sub-advisors may invest in any country that they reasonably determine to be a developing country.

An investment is generally regarded as being economically tied to a developing country if:

•	it is traded in a developing country;
•	the issuer is a government agency or is guaranteed by a sovereign government agency, including a regional or municipal government within the country, or quasi-governmental agency of a developing country;
•	the issuer is organized under the laws of, or maintains its principal place of business in, a developing country;
•	the issuer derives at least 50% of its revenues from, or has at least 50% of its assets in, a developing country;
•	the value of the investment is linked to one of the above categories; or
•	it is a derivative instrument whose value is linked to one of the above categories.

Investments economically tied to developing countries may include securities, debentures, currencies, and derivative investments. The Fund’s investments are expected to include primarily sovereign and quasi-sovereign debt instruments, such as obligations issued or guaranteed by foreign (non-U.S.) governments, their agencies or instrumentalities and political subdivisions, and investments that provide exposure to sovereign and quasi-sovereign debt instruments. The Fund also may invest in callable securities, municipal securities, including but not limited to general obligation bonds, inflation index-linked securities, illiquid securities, restricted securities, and variable and floating-rate securities. The Fund may also invest in debt instruments issued by corporations that are economically tied to developing countries and in obligations of supranational entities. Investments may be denominated in foreign (non-U.S.) currencies.

In making investment decisions for the Fund, one of the Fund’s sub-advisors, Global Evolution USA, LLC (“Global Evolution”), employs a top-down investment process that focuses on macroeconomic and political risk, as well as country risk, while the Fund’s other sub-advisor, Aberdeen Asset Managers Limited (“AAML”), employs a bottom-up investment process that applies fundamental research to countries and companies in selecting investments. The Fund may, at times, invest significantly in issuers located in or economically tied to African countries. However, as the country and geographic allocation of the Fund’s portfolio changes over time, the Fund’s exposure to African countries may be lower at a future date, and the Fund’s exposure to other countries and geographic regions may be higher. Each sub-advisor’s investment processes incorporate the sub-advisor’s environmental, social and/or governance (“ESG”) analysis as a consideration in the assessment of potential portfolio investments. However, ESG information is just one investment consideration and is not solely determinative in investment decisions made by a sub-advisor. Global Evolution may exclude certain countries from the Fund’s investment universe based on ESG considerations such as political rights and corruption. AAML considers how ESG issues are managed and may, for example, avoid investing in countries where ESG factors erode the willingness and ability of the issuer to service its debt. A sub-advisor may use ESG research and/or ratings information provided by third parties in performing this analysis and considering ESG risks.

The Fund’s investments in derivatives may include structured products (including credit-linked and structured notes which may be issued by special purpose vehicles (“SPVs”)), options, warrants (including sovereign warrants), futures contracts (including interest rate, currency and Treasury futures contracts), forward contracts (including non-deliverable forwards (“NDFs”)), swaps, contracts for difference and similar instruments. The types of swaps that the Fund may enter into include credit default swaps, currency swaps, interest rate swaps, total return swaps, and similar instruments. The Fund uses derivative instruments to enhance total return, to hedge against fluctuations in securities prices, interest rates or currency exchange rates, to change the effective duration of its portfolio, to manage certain investment risks or as a substitute for the purchase or sale of the underlying currencies or securities.

Derivative instruments allow the Fund to obtain economic exposure to developing countries without directly holding their securities. For example, derivatives may be used where regulatory or other restrictions make it difficult or undesirable for the Fund to invest directly in developing countries. Subject to applicable regulatory restrictions, there is no limit on the amount of the Fund’s exposure to a single counterparty.

The Fund also may have significant exposure to foreign currencies for investment or hedging purposes by purchasing or selling foreign currency forward contracts (including NDFs), non-U.S. currency futures contracts, options on non-U.S. currencies, and swaps for currency transactions. The Fund may also make direct investments in non-U.S. currencies, including on a spot (cash) basis at the rate prevailing in the currency exchange market, and in securities denominated in non-U.S. currencies. Investments in currencies and currency derivatives are established to add value or reduce risk.

The Fund does not have specific requirements for investment yield, duration, maturity, market capitalization, or credit quality rating, and may invest without limitation in securities, and trade with counterparties, which are rated below investment grade (commonly known as “high-yield” securities or “junk bonds”). Such instruments or counterparties are rated BB or lower by S&P Global Ratings or Fitch, Inc. and/or Ba or lower by Moody’s Investors Service, Inc., or the unrated equivalent. The Fund may achieve capital appreciation when a stronger macro-economic and political situation for developing countries leads to lower yields, lower credit spreads and potentially stronger currencies.

The Fund may invest its cash balances in other investment companies, including government money market funds.

C.	On pages 2-3 of the Summary Prospectus, under the heading “Fund Summary - American Beacon Frontier Markets Income Fund - Principal Risks,” the first paragraph is deleted and replaced with the following:

There is no assurance that the Fund will achieve its investment objectives and you could lose part or all of your investment in the Fund. The Fund is designed primarily for investors seeking income and, to a lesser degree, capital appreciation from a fund that typically invests in fixed-income, currency, and derivative instruments economically tied to developing markets, including frontier markets and emerging markets. Those investors should be willing to assume the counterparty, credit, currency, derivative, investment, market, sovereign debt, and other risks associated with investing in developing markets. The Fund is not designed for investors who need an assured level of current income and is intended to be a long-term investment. The Fund is not a complete investment program and may not be appropriate for all investors. Investors should carefully consider their own investment goals and risk tolerance before investing in the Fund. The principal risks of investing in the Fund listed below are presented in alphabetical order and not in order of importance or potential exposure. Among other matters, this presentation is intended to facilitate your ability to find particular risks and compare them with the risks of other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.

D.	In the “Fund Summary – American Beacon Frontier Markets Income Fund – Principal Risks” section in the Summary Prospectus, all references to “frontier or emerging” and “frontier and emerging” market countries are deleted and replaced with references to “developing” market countries.

E.	On page 5 of the Summary Prospectus, under the heading “Fund Summary - American Beacon Frontier Markets Income Fund - Principal Risks,” Emerging Markets Risk and Frontier Markets Risk are deleted and replaced with the following:

Developing Markets Risk

When investing in developing markets, the risks of investing in foreign securities are heightened. Developing markets are generally smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other developed markets. There are also risks of: greater political or economic uncertainties; an economy’s dependence on revenues from particular commodities or on international aid or development assistance; currency transfer restrictions; the imposition of economic sanctions or other government restrictions; a limited number of potential buyers for such securities resulting in increased volatility and limited liquidity for developing market securities; trading suspensions and other restrictions on investment; delays and disruptions in securities settlement procedures; greater sensitivity to interest rate changes; currency exchange rate volatility and currency inflation or deflation; and significant limitations on investor rights and recourse. The governments of developing market countries may also be more unstable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, intervene in the financial markets, and/or impose burdensome taxes that could adversely affect security prices. In addition, there may be less publicly available information about issuers in developing markets than would be available about issuers in developed markets, and such issuers may not be subject to accounting, auditing, financial reporting and recordkeeping standards and requirements comparable to those to which U.S. companies are subject. Developing markets may possess less developed regulatory or legal structures governing private and foreign investment, and also may be more vulnerable to market manipulation, corruption and fraud. These matters have the potential to impact the Fund’s investment objective and performance.

The risks of investing in developing market countries are magnified in frontier market countries, which generally have smaller economies and less developed capital markets and legal, regulatory and political systems than other developing market countries. The magnification of risks is generally the result of: (1) the potential for extreme price volatility and illiquidity in frontier markets; (2) government ownership or control of parts of the private sector or other protectionist measures; (3) large currency fluctuations; (4) fewer companies and investment opportunities; or (5) inadequate investor protections and regulatory enforcement. Investments that the Fund holds may be exposed to these risks, which could have a negative impact on their value.

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